                                                        EXHIBIT 1


                             4,500,000 Shares
                            SCANA CORPORATION
                              Common Stock

                          UNDERWRITING AGREEMENT


                                                         , 1995




PAINEWEBBER INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
  1285 Avenue of the Americas
  New York, New York  10019



          SCANA Corporation, a South Carolina corporation (the "Company"), proposes to sell an aggregate of 4,500,000 shares (the "Firm Shares") of the Company's Common Stock, no par value per share (the "Common Stock"), to you and to the other underwriters named in Schedule I (collectively, the "Underwriters"), for whom you are acting as representatives (collectively, the "Representative"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 675,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

          The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company and the Representative, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representative and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

          The Company confirms as follows its agreements with the Representative and the several other Underwriters.



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

          1.  Agreement to Sell and Purchase.

              (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each Underwriter named below, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the purchase price per share for the Firm Shares to be agreed upon by the Representative and the Company in accordance with
Section 1(c) or 1(d) and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 hereof. If the Company elects to rely on Rule 430A (as hereinafter defined), Schedule I may be attached to the Price Determination Agreement.

              (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 675,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 45th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 45th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representative to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representative in such manner as it deems advisable to avoid fractional shares.

              (c) If the Company has elected not to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement (as hereinafter defined) containing such per share price information shall be filed before the Registration Statement becomes effective.

              (d) If the Company has elected to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fifteenth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 6 shall remain in effect.


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

          2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price by certified or official bank check payable in New York Clearing House (next-day) funds to the order of the Company at the office of Reid & Priest LLP, 40 West 57th Street, New York, New York 10019. Such payments shall be made at 10:00 a.m., New York City time, on the fourth business day following the date of this Agreement or, if the Company has elected to rely on Rule 430A, the fourth business day after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the "Closing Date").

          To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing
Date) specified in the Option Shares Notice.

          Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representative shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

          The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and Option Shares.

          3.  Representations and Warranties of the Company.

          The Company represents, warrants and covenants to each Underwriter that:

               (a)  The Company meets the requirements for use of
Form S-3 and a registration statement (Registration No.          )
on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representative. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of


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

effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of the Price Determination Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

               (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or the Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth under the caption "Underwriting" set forth in the Prospectus and any information required under the Rules and Regulations or the Exchange Act Rules and Regulations with respect to the date of commencement of stabilizing activities or any passive market making constitute the only information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.


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               (c)  The documents which are incorporated by
reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

               (d) The Company and each of its subsidiaries is, and at the Closing Date, and if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries has, and at the Closing Date, and if later, the Option Closing Date, will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its subsidiaries is, and at the Closing Date, and if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in each jurisdiction which requires licensing or qualification. The Company, either directly or indirectly, is the sole record and beneficial owner of all of the capital stock of each of its subsidiaries, except as disclosed in the Registration Statement or the Prospectus.

               (e) The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date, and if later, the Option Closing Date, will be, complete and accurate in all material respects. Except as set forth in the Prospectus for shares issuable under the Company's Investor Plus Plan and Stock Purchase-Savings Plan, the Company does not have outstanding, and at the Closing Date, and if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any of its subsidiaries or any such warrants, convertible securities or obligations.

               (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Deloitte & Touche LLP (the "Accountants"), who have reported on such year-end financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.



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              (g)  The Company maintains a system of internal
accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, and if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, except for shares of Common Stock issued pursuant to the Company's Investor Plus Plan and the Company's Stock Purchase-Savings Plan, nor shall there have been any change which is reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise, (ii) neither the Company nor any of its subsidiaries has incurred nor will it incur any liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any transactions other than pursuant to this Agreement and the transactions referred to herein, other than liabilities, obligations, and transactions which are not material to the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock, except for regular quarterly dividends on the Common Stock of the Company in an amount not exceeding $.36 per share per quarter.

              (i) The Company is a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, but is exempt from registration as such under such Act; and the Company is not subject to registration under the Investment Company Act of 1940, as amended.

               (j)  Except as set forth in the Registration
Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would be reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise.

              (k) The Company and each of its subsidiaries have, and at the Closing Date, and if later, the Option Closing Date, will have, (i) all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus,
(ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed in all material respects the obligations required to be performed by it, and is not, and at the Closing Date, and if later, the Option Closing Date, will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, except for such defaults as are not reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of


26



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operations of the Company and its subsidiaries considered as one enterprise. To the best knowledge of the Company and each of its subsidiaries, no other party under any material contract or other agreement to which it is a party is in default in any respect thereunder. Neither the Company nor any of its subsidiaries is, nor at the Closing Date, and if later, the Option Closing Date, will any of them be, in violation of any provision of its articles of incorporation or by-laws.

               (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

               (m) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Underwriters, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation or by-laws of the Company or any of its subsidiaries, any contract or other agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries, except for liens, charges, encumbrances, breaches, violations, defaults or conflicts which are not reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise.

               (n) The Company and each of its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or its subsidiaries considered as one enterprise. The Company and each of its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and its subsidiaries.

               (o) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or such of its subsidiaries, constitute valid and binding agreements of the Company or such of its subsidiaries and are enforceable against the Company or such of its subsidiaries in accordance with the terms thereof.

               (p) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect.

               (q) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (r) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

               (s) Prior to the Closing Date, the Shares will be duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

               (t) Neither the Company nor any of its subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

               (u) The Company and its subsidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its subsidiaries, of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

               (v) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of its subsidiaries, has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

               (w) The Company has duly registered with the Commission as a transfer agent, within the meaning of the Exchange Act, with respect to the Common Stock, and is in compliance with the Exchange Act Rules and Regulations with respect to its activities as transfer agent.

           4.  Agreements of the Company.

               The Company agrees with the several Underwriters as follows:

               (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto in good faith.


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

               (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representative promptly, and will confirm such advice in writing,
(1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the
Prospectus.  If at any time the Commission   shall   issue  any
order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representative promptly of all such filings.

               (c) The Company will furnish to the Representative, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and will furnish to the Representative, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

               (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.
               (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to which the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representative after reasonable notice thereof.



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

               (f) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

               (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representative and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

               (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earning statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

               (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representative, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supple-ment to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares,
(3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (4) the listing of the Shares on the New York Stock Exchange, (5) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (6) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (7) counsel to the Company and (8) the transfer agent for the Shares.

               (j) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 8) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

               (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

               (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

               (m) The Company will not for a period of 90 days after the commencement of the public offering of the Shares, without the prior written consent of the Representative, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than pursuant to the Company's Investor Plus Plan, the Company's Stock Purchase-Savings Plan or in connection with other employee incentive compensation arrangements).

           5.  Conditions of the Obligations of the Underwriters.

               In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

               (a) Notification that the Registration Statement has become effective shall be received by the Representative not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

               (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and
(iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

               (c)  Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

               (d)  Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would be reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise.

               (e) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

               (f)  The Representative shall have received
opinions, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Asbury H. Gibbes, Esquire, and McNair Law Firm, P.A., counsel to the Company, in substantially the respective forms set forth in Exhibit B and Exhibit C.

               (g)  The Representative shall have received
opinions, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, from Reid & Priest LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representative.

               (h) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, addressed to the Representative and in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date hereof, or, if the Company elects to rely on Rule 430A, dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

               (i) Concurrently with the execution and delivery of this Agreement or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representative an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that:

                           (i)  Each signer of such certificate has
carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Pro-spectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

                           (ii)  Each of the representations and
warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                           (iii)  Each of the covenants required
herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

               (j) The Shares shall be qualified for sale in such states as the Representative may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

               (k) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the New York Stock
Exchange upon official notice of issuance.

               (l)  The Company shall have furnished to the
Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative.

           6.  Indemnification.

               (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus, and provided further that the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in any preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such Person. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

               (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director, officer, employee or agent of the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

               (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of any threatened claim or the commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of such threatened claim or the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in actual prejudice to the indemnifying party caused by such omission. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). Notwithstanding anything in this Agreement to the contrary, if an indemnified party withholds its consent to any settlement arranged by an indemnifying party involving only the payment of money and the asserted liability is ultimately determined to be greater than the amount of the arranged settlement, the damages to be paid by the indemnifying party with respect to such liability shall not exceed the amount of such arranged settlement plus the amount of all expenses incurred with respect to such asserted liability through the date on which such arrangement of settlement was made and communicated to the indemnified party, with the indemnified party being responsible for all expenses incurred with respect to such asserted liability thereafter.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representative on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each director, officer, agent or employee of the Company will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of any threatened claim or the commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

               (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

            7.  Termination.

            The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representative, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representative, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the National Association of Securities Dealers Automated Quotation National Market System, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

            8.  Substitution of Underwriters.

            If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representative and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

            9.  Miscellaneous.

            Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 1426 Main Street, Columbia, South Carolina 29201,
Attention: Corporate Secretary, or (b) if to the Underwriters, to the Representative at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

            This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

            Any action required or permitted to be taken by the Representative under this Agreement may be taken by them jointly or by PaineWebber Incorporated.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            This Agreement may be signed in two or more counter-parts with the same effect as if the signatures thereto and hereto were upon the same instrument.

            In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            The Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

            Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                   Very truly yours,

                                   SCANA CORPORATION


                                By: _____________________
                                Title:

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters.


By:   PAINEWEBBER INCORPORATED

By:   ____________________________
        Title:

                                  SCHEDULE I

                                 UNDERWRITERS




                                                        Number of
  Name of                                              Firm Shares
Underwriters                                         to be Purchased



PaineWebber Incorporated.............................
The Robinson-Humphrey Company, Inc...................






Total.................................................  4,500,000







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
                                                    EXHIBIT A



                                SCANA CORPORATION

                              _____________________


                           PRICE DETERMINATION AGREEMENT


                                                            , 1995


PAINEWEBBER INCORPORATED

THE ROBINSON-HUMPHREY COMPANY, INC.

  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
  1285 Avenue of the Americas
  New York, New York  10019



          Reference is made to the Underwriting Agreement, dated ______, 1995 (the "Underwriting Agreement"), among SCANA Corporation, a South Carolina corporation (the "Company"), and the several Underwriters named in Schedule I thereto or hereto (the "Underwriters"), for whom you are acting as representatives (collectively, the "Representative"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 4,500,000 shares (the "Firm Shares") of the Company's common stock, no par value per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

          Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representative as follows:

               I. The initial public offering price per share for the Firm Shares shall be $_______.

               II.  The purchase price per share for the Firm
Shares to be paid by the several Underwriters shall be $_______ representing an amount equal to the initial public offering price set forth above, less $______ per share.

          The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.




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

          As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting
Agreement.

          This Agreement shall be governed by the law of the State of New York.

          If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.


                                 Very truly yours,

                                 SCANA CORPORATION

                              By:_________________________
                              Title:


Confirmed as of the date
  first above mentioned:


PAINEWEBBER INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.

Acting on behalf of themselves
and as the Representatives
of the other several Underwriters.


By:    PAINEWEBBER INCORPORATED

By:    ____________________________
          Title:



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
                                                        Exhibit B




                         Form of Opinion of
                       Asbury H. Gibbes, Esq.,
                       Counsel to the Company

          1. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly licensed or qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction which requires such license or qualification wherein it owns or leases material properties or conducts material business, has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement or the Prospectus. The Company is the sole record and beneficial owner, directly or indirectly, of all of the capital stock of each of its subsidiaries, except as disclosed in the Registration Statement or the Prospectus.

          2. The outstanding shares of Common Stock have been, and the Shares, when paid for by the Underwriters in accordance with the terms of the Agreement, will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right.

          3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the consummation by the Company of the transactions contemplated by the Agreement, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or Blue Sky laws or such as may be required by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares. All references in this opinion to the Agreement shall include the Price Determination Agreement.

          4. The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus except to the extent that additional shares of the Company's Common Stock have been issued subsequently through the Company's Investor Plus Plan and the Company's employee benefit plans. The description of the Common Stock contained in the Prospectus conforms to the terms thereof contained in the Company's articles of incorporation.

          5. The Registration Statement and the Prospectus comply, and any document incorporated by reference into the Prospectus at the time it was filed complied, in all material respects as to form with the requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations (except that I express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).





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

          6. I have participated in the preparation of the Registration Statement and the Prospectus and nothing has come to my attention which has caused me to believe that, both as of the Effective Date and as of the Closing Date [and the Option Closing Date], the Registration Statement, or any amendment thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued, and at the Closing Date [and the Option Closing Date], contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that I express no opinion as to financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

          7. The Registration Statement has become effective under the Act and, to the best of my knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

          8. I have reviewed all contracts, instruments or other documents referred to in the Registration Statement and the Prospectus and such contracts or other documents are fairly summarized or disclosed therein, and filed as exhibits thereto as required, and, after due inquiry, I do not know of any contracts, instruments or other documents required to be so summarized or disclosed or filed or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein which have not been so summarized or disclosed or filed.

          9. All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown.

          10. The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof as to which I express no opinion and assuming, with your permission, that the provisions of New York law (under which the Agreement is governed) are identical in all respects to those of South Carolina law, is enforceable in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights generally and by general equitable principles.

          11. The execution and delivery of the Agreement by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Agreement do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, the articles of incorpo-ration or by-laws of the Company or any of its subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to me to which the Company or any of its subsidiaries is a party or by which it or any of its properties is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries (except that I express no opinion as to the securities or Blue Sky laws of any jurisdiction other than the United States) except for liens, charges, encumbrances, breaches, violations, defaults or conflicts which would not reasonably be expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise.

          12. Delivery of certificates for the Shares will transfer valid and marketable title thereto to each Underwriter that has purchased such Shares in good faith and I am not aware, after due inquiry, of any adverse claim with respect thereto, and, assuming the Underwriters have taken no action to create any lien, encumbrance or claim with respect to the Shares, such Shares are free and clear of all liens, encumbrances and claims.

          13. I know of no actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries, or any of their respective officers in their capacities as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, wherein an unfavorable ruling, decision or finding would be reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise, except as set forth in or contemplated by the Registration Statement and the Prospectus.

          14. To the best of my knowledge, neither the Company nor any of its subsidiaries is in violation of its articles of incorporation, by-laws or other charter documents or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to me to which the Company or any of its subsidiaries is a party or by which it or its properties is bound or affected, except for defaults which are not reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to me or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries, which violation or default would be reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries considered as one enterprise.

           15. The Company is a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, but is exempt from registration as such under such Act; and the Company is not subject to registration under the Investment Company Act of 1940, as amended.

           16. The Shares have been duly authorized for listing by the New York Exchange, subject to official notice of issuance.

     In rendering this opinion, such counsel may rely upon the representations contained in the Underwriting Agreement, upon certificates of state officials as to the Company's good standing, and upon certificates of officers of the Company as to matters of fact relevant to this opinion.

                                                   Exhibit C





                          Form of Opinion of
                         McNair Law Firm, P.A.,
                         Counsel to the Company


          1. The Company and each of South Carolina Electric & Gas Company, South Carolina Pipeline Corporation and South Carolina Generating Company, Inc. (the "Significant Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly licensed or qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction which requires such license or qualification wherein it owns or leases material properties or conducts material business, has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement or the Prospectus.

          2. The Shares when paid for by the Underwriters in accordance with the terms of the Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right.

         3. The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus except to the extent that additional shares of the Company's Common Stock have been issued subsequently pursuant to the Company's Investor Plus Plan and employee benefit plans of the Company. The description of the Common Stock contained in the Prospectus conforms to the terms thereof contained in the Company's articles of incorporation.

          4. The Registration Statement and the Prospectus comply, and any document incorporated by reference into the Prospectus at the time it was filed complied, in all material respects as to form with the requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Regis-tration Statement or the Prospectus or incorporated by reference therein).

          5. We have participated in the preparation of the Registration Statement and the Prospectus and nothing has come to our attention which has caused us to believe that, both as of the Effective Date and as of the Closing Date [and the Option Closing Date], the Registration Statement, or any amendment thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued, at the Closing Date [and the Option Closing Date], contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

          6. The Registration Statement has become effective under the Act and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

          7. The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company.

          8. The execution and delivery of the Agreement by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Agreement do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Significant Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, the articles of incorpo-ration or by-laws of the Company or any Significant Subsidiary, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any Significant Subsidiary is a party or by which it or any of its property is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any Significant Subsidiary (except that we express no opinion in this paragraph as to Federal securities laws (certain aspects of which are addressed elsewhere in this opinion) or Blue Sky laws of any jurisdiction) except for liens, charges, encumbrances, breaches, violations, defaults or conflicts which are not reasonably expected to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries considered as one enterprise.

          9. The Company is a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, but is exempt from registration as such under such Act; and the Company is not subject to registration under the Investment Company Act of 1940, as amended.

      In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the State of South Carolina, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Representative are justified in relying on such opinions of other counsel. Copies of any such opinions shall be furnished to counsel to the Underwriters on the Closing Date.


47